EXHIBIT 99



                      SECURITIES AND  EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                ________________

                                    EXHIBITS

                                       To

                                    Form 10KSB


                                     Under
                           The Securities Act of 1934


                              ___________________


                      ALLIANCE FARMS COOPERATIVE ASSOCIATION

                Financial Information for the Fiscal Year Ending
                                August 31, 1997




                                 EXHIBIT INDEX

The following exhibits are filed as a part of this Form S-1 Registration Statement. Certain of these exhibits are incorporated by reference as indicated. Items marked with an asterisk (*) are filed herein.


Exhibit No                        Description                           Page No

3.1 Articles of Incorporation (filed on May 23, 1997 as Exhibit 3.1 to the Company's Registration on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).

3.1.1 Articles of Amendment (filed on May 23, 1997 as Exhibit 3.1.1 to the Company's Registration on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).

3.1.2 Articles of Amendment (filed on May 23, 1997 as Exhibit 3.1.2 to the Company's Registration Statement on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).

3.1.3 Articles of Amendment (filed on May 23,, 1997 as Exhibit 3.1.3 to the Company's Registration Statement on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).

3.1.4 Articles of Amendment (filed on May 23, 1997 as Exhibit 3.1.4 to the Company's Registration Statement on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).

3.2 Amended and Restated Bylaws (filed on May 23, 1997 as Exhibit 3.2 to the Company's Registration on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).

3.2.1   Amendments to Amended and Restated Bylaws (filed on May 23, 1997 as
        Exhibit 3.2.1 to the Company's Registration on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).

4.1 Articles of Incorporation (filed on May 23, 1997 as Exhibit 3.1 to the Company's Registration on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).

4.1.1 Articles of Amendment (filed on May 23, 1997 as Exhibit 3.1.1 to the Company's Registration on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).
4.1.2 Articles of Amendment (filed on May 23, 1997 as Exhibit 3.1.2 to the Company's Registration Statement on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).

4.1.3 Articles of Amendment (filed on May 23, 1997 as Exhibit 3.1.3 to the Company's Registration Statement on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).

4.1.4 Articles of Amendment (filed on May 23, 1997 as Exhibit 3.1.4 to the Company's Registration Statement on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).

4.2 Amended and Restated Bylaws (filed on May 23, 1997 as Exhibit 3.2 to the Company's Registration on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).

4.2.1   Amendments to Amended and Restated Bylaws (filed on May 23, 1997 as
        Exhibit 3.2.1 to the Company's Registration on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).

4.3.1 Specimen Form of Certificate Representing Membership in the Company and the Class A Common Stock (filed on November 7, 1994 as Exhibit 4.3 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).

4.3.2 Specimen Form of Certificate Representing Membership in the Company and the Class B Common Stock (filed on April 18, 1997 as Exhibit 4.4 to the Company's Registration Statement on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).

4.3.3 Specimen Form of Certificate Representing Membership in the Company and the Class C Common Stock (filed on May 23, 1997 as Exhibit 4.15 to the Company's Registration Statement on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).

4.4 Loan Agreement, dated as of September 21, 1994, between National Bank for Cooperatives and the Registrant (filed on November 7, 1994 as
        Exhibit 10.6 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).

4.4.1 Term Loan Amendment, dated as of May 19, 1995, between CoBank, ACB (formerly National Bank for Cooperatives) and the Registrant (filed with the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1995 as Exhibit 10.6.1 and incorporated herein by reference).

4.5 The Registrant's Promissory Note, dated September 21, 1994, to National Bank for Cooperatives (filed on November 7, 1994 as Exhibit 10.7 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).

4.6 Security Agreement, dated September 21, 1994, made by the Registrant to National Bank for Cooperatives (filed on November 7, 1994 as Exhibit
        10.8 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).

4.7 Correction Deed of Trust, dated November 4, 1994, between the Public Trustee of the County of Yuma, State of Colorado and the Registrant (filed on January 23, 1995 as Exhibit 10.9 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).

4.8 Master Loan Agreement, dated as of May 19, 1995, between CoBank, ACB and the Registrant (filed with the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1995 as Exhibit 10.11 and incorporated herein by reference).

4.9 Multiple Advance Term Loan Supplement, dated as of May 19, 1995, between CoBank, ACB and the Registrant (filed with the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1995 as
        Exhibit 10.12 and incorporated herein by reference).

4.9.1 Amendment to Multiple Advance Term Loan Supplement, dated as of February 11, 1997, between CoBank, ACB and the Registrant respecting the extension of the CoBank credit facility (filed on April 18, 1997 as Exhibit 10.14.1 to the Registrant's Registration Statement on Form SB-2 (No. 333-25501) and incorporated herein by reference).

4.10 Revolving Term Loan Supplement, dated as of May 19, 1995, between CoBank, ACB and the Registrant (filed with the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1995 as Exhibit
        10.13 and incorporated herein by reference).

4.11 Correction Deed of Trust, dated October 23, 1996, between the Public Trustee of the County of Yuma, State of Colorado and the Registrant (filed with the Registrant's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1997 as Exhibit 10.6 and incorporated herein by reference).

4.12 Illinois Mortgage, dated February 23, 1996, from the Registrant to CoBank, ACB (filed with the Registrant's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1997 as Exhibit 10.10 and incorporated herein by reference).

4.13 Letter Agreement between the Registrant to CoBank, ACB respecting the extension of the CoBank credit facility (filed on April 18, 1997 as Exhibit 10.28 to the Registrant's Registration Statement on Form SB-2 (No. 333-25501) and incorporated herein by reference).

10.1    Form of Feeder Pig Purchase Agreement (filed on January 23, 1995 as
        Exhibit 10.1 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).

10.2 Swine Production Services Agreement, dated July 13, 1994, between Farmland Industries, Inc. and the Registrant (filed on November 7, 1994 as Exhibit 10.2 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).

10.2.1 First Amendment to Swine Production Services Agreement, dated as of July 26, 1996, between Farmland Industries, Inc. and the Company (filed with the Registrant's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1997 as Exhibit 10.1 and incorporated herein by reference).

10.2.2 Second Amendment to Swine Production Services Agreement, dated as of April 14, 1997, between Farmland Industries, Inc. and the Registrant (filed on April 18, 1997 as Exhibit 10.2.2 to the Registrant's Registration Statement on Form SB-2 (No. 333-25501) and incorporated herein by reference).

10.3 Feed Purchase Agreement, dated July 13, 1994, between the Yuma Farmers Milling-Mercantile Cooperative Company of Yuma, Colorado and the Registrant (filed on November 7, 1994 as Exhibit 10.3 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).

10.4 Interim Feeder Pig Purchase Agreement, dated July 13, 1994, between Farmland Industries, Inc. and the Registrant (filed on November 7, 1994 as Exhibit 10.4 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).

10.4.1 First Amendment to Interim Feeder Pig Purchase Agreement, dated July 13, 1994, between Farmland Industries, Inc. and the Registrant (filed on November 7, 1994 as Exhibit 10.4.1 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).

10.5 Interim Feeder Pig Purchase Agreement, dated July 13, 1994, between the Yuma Farmers Milling-Mercantile Cooperative Company of Yuma, Colorado and the Registrant (filed on November 7, 1994 as Exhibit 10.5 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).

10.5.1 First Amendment to Interim Feeder Pig Purchase Agreement, dated July 13, 1994, between the Yuma Farmers Milling-Mercantile Cooperative Company of Yuma, Colorado and the Registrant (filed on November 7, 1994 as Exhibit 10.5.1 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).

10.6 Loan Agreement, dated as of September 21, 1994, between National Bank for Cooperatives and the Registrant (filed on November 7, 1994 as
        Exhibit 10.6 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).

10.6.1 Term Loan Amendment, dated as of May 19, 1995, between CoBank, ACB (formerly National Bank for Cooperatives) and the Registrant (filed with the Registrant's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1995 as Exhibit 10.6.1 and incorporated herein by reference).
10.7 The Registrant's Promissory Note, dated September 21, 1994, to National Bank for Cooperatives (filed on November 7, 1994 as Exhibit 10.7 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).

10.8 Security Agreement, dated September 21, 1994, made by the Registrant to National Bank for Cooperatives (filed on November 7, 1994 as Exhibit
        10.8 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).

10.9 Correction Deed of Trust, dated November 4, 1994, between the Public Trustee of the County of Yuma, State of Colorado and the Registrant (filed on January 23, 1995 as Exhibit 10.9 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).

10.10 Effluent Agreement, dated September 15, 1994, between RMR Ranch, Inc., and the Registrant (filed on November 7, 1994 as Exhibit 10.13 to the Company's Registration on Form SB-2 (Registration No. 33-86068) and incorporated herein by reference).

10.11 Master Loan Agreement, dated as of May 19, 1995, between CoBank, ACB and the Registrant (filed with the Registrant's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1995 as Exhibit 10.11 and incorporated herein by reference).

10.12 Multiple Advance Term Loan Supplement, dated as of May 19, 1995, between CoBank, ACB and the Registrant (filed with the Registrant's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1995 as Exhibit 10.12 and incorporated herein by reference).

10.12.1 Amendment to Multiple Advance Term Loan Supplement, dated as of February 11, 1997, between CoBank, ACB and the Registrant respecting the extension of the CoBank credit facility (filed on April 18, 1997 as Exhibit 10.14.1 to the Registrant's Registration Statement on Form SB-2 (No. 333-25501) and incorporated herein by reference).

10.13 Revolving Term Loan Supplement, dated as of May 19, 1995, between CoBank, ACB and the Registrant (filed with the Registrant's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1995 as
        Exhibit 10.13 and incorporated herein by reference).

10.14 Master Construction Agreement, dated September 18, 1995, between the Registrant and Central Confinement Service, Ltd. (filed with the Registrant's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1995 as Exhibit 10.15 and incorporated herein by reference).

10.15   Form of Weaned Pig Purchase Agreement (filed on April 18, 1997 as
        Exhibit 10.29 to the Company's Registration Statement on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).

10.16   Form of Class C Weaned Pig Purchase Agreement (filed on May 23, 1997 as
        Exhibit 10.34 to the Company's Registration Statement on Form SB-2 (Registration No. 333-25501) and incorporated herein by reference).

10.17 The Registrant's Promissory Note, dated August 30, 1995, to Farmland Industries, Inc. (filed with the Registrant's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1995 as Exhibit 10.16 and incorporated herein by reference).

*10.18 Loan Agreement, dated as of November 5, 1997, between the Registrant and Farmland Industries, Inc.

*10.19 The Registrant's Promissory Note, dated November 5, 1997, to Farmland Industries, Inc.

*10.20 Security Agreement, dated as of November 5, 1997, between the Registrant and Farmland Industries, Inc.

*10.21 Colorado Deed of Trust, dated November 5, 1997, between the Registrant, the Public Trustee of the County of Yuma, State of Colorado and Farmland Industries, Inc.

*10.22 Excess Feeder Pig Purchase Agreement, dated as of November 5, 1997, between the Registrant and Farmland Industries, Inc.

10.23 Camborough-22 Closed Herd Multiplier Agreement, dated March 1, 1996, between Pig Improvement Company, Inc. and the Registrant (filed with the Registrant's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1997 as Exhibit 10.2 and incorporated herein by reference)

10.24 Option Contract, dated November 20, 1996, between Bill L. Bailey and Norma Jean Bailey, and the Registrant (filed with the Registrant's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1997 as Exhibit 10.3 and incorporated herein by reference)

10.25 Correction Deed of Trust, dated October 23, 1996, between the Public Trustee of the County of Yuma, State of Colorado and the Registrant (filed with the Registrant's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1997 as Exhibit 10.6 and incorporated herein by reference)

10.26 Master Construction Agreement, dated November 22, 1996 (Illinois #2 sow unit), between the Registrant and Central Confinement Service, Ltd. (filed with the Registrant's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1997 as Exhibit 10.7 and incorporated herein by reference)

10.27 Master Construction Agreement, dated November 22, 1996 (Illinois #2 nursery), between the Registrant and Central Confinement Service, Ltd. (filed with the Registrant's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1997 as Exhibit 10.8 and incorporated herein by reference)

10.28 Master Construction Agreement, dated November 22, 1996 (Illinois #2 isolation building), between the Registrant and Central Confinement Service, Ltd. (filed with the Registrant's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1997 as Exhibit 10.9 and incorporated herein by reference)

10.29 Illinois Mortgage, dated February 23, 1996, from the Registrant to CoBank, ACB (filed with the Registrant's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1997 as Exhibit 10.10 and incorporated herein by reference)

10.30 Letter Agreement between the Registrant to CoBank, ACB respecting the extension of the CoBank credit facility (filed on April 18, 1997 as Exhibit 10.28 to the Registrant's Registration Statement on Form SB-2 (No. 333-25501) and incorporated herein by reference).

10.31 Colorado Breeding Farm Side Agreement, dated April 11, 1997, between the Registrant and Farmland Industries, Inc. (filed on May 23, 1997 as
        Exhibit 10.35 to the Registrant's Registration Statement on Form SB-2 (No. 333-25501) and incorporated herein by reference).

10.32 Colorado Breeding Farm Agreement, dated April 11, 1997, between the Registrant, G & G Pork Producers, LLC and Farmland Industries, Inc. (filed on May 23, 1997 as Exhibit 10.36 to the Registrant's Registration Statement on Form SB-2 (No. 333-25501) and incorporated herein by reference).

10.33 Colorado Breeding Farm Agreement, dated April 21, 1997, between the Registrant, Triple R and Farmland Industries, Inc. (filed on May 23, 1997 as Exhibit 10.37 to the Registrant's Registration Statement on Form SB-2 (No. 333-25501) and incorporated herein by reference).

*10.34  CoBank, ACB Loan Commitment Letter, dated October 9, 1997.

*24.1   Power of Attorney

*27     Financial Data Schedule